                                                                   EXHIBIT 10.31


                               SECOND AMENDMENT TO
                   FIRST AMENDED AND RESTATED CREDIT AGREEMENT

     THIS SECOND AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is made and dated as of the 21st day of May, 2001, by and among BOYD GAMING CORPORATION, a Nevada corporation (the "Borrower") and CANADIAN IMPERIAL BANK OF COMMERCE ("CIBC"), as administrative agent and collateral agent (herein, in such capacity, called the "Agent"), for the commercial lending institutions party to the hereinafter-described Credit Agreement (collectively, the "Lenders").

                                    RECITALS

     A. The Borrower and the Lenders entered into that certain First Amended and Restated Credit Agreement dated as of June 30, 1999, as amended by that certain First Amendment to First Amended and Restated Credit Agreement dated as of July 26, 2000 (as so amended, the "Credit Agreement"), pursuant to which the Lenders agreed to extend credit to the Borrower on the terms and subject to the conditions set forth therein.

     B. The Borrower and the Lenders desire to further amend certain terms and conditions of the Credit Agreement pursuant to this Amendment.

     NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree to amend the Credit Agreement as follows:

                                    AGREEMENT

     1. The Credit Agreement is hereby amended as follows:

     a. The following definitions shall be added to Section 1.1 of the Credit Agreement in appropriate alphabetical sequence:

     "Delta Downs" means the horse racing and pari-mutuel business including the food and beverage, simulcast and related operations in Calcasieu Parish, Louisiana known as Delta Downs Racetrack and Casino; and the off track betting business including the food and beverage and related operations in Madison Parish, Louisiana known as Winner's Circle.

     "Delta Downs Acquisition Agreement" means that certain Asset Purchase Agreement dated as of April 26, 2001 among Delta Downs Racing Association, Inc., Delta Downs, Incorporated, Winners Circle #1 of Madison, LLC and Delta Downs Acquisition Subsidiary, as the same may be amended on terms satisfactory to the Agent.

     "Delta Downs Acquisition Subsidiary" means Boyd Racing, L.L.C., a Louisiana limited liability company.

     "Delta Downs Investment" means the acquisition by Delta Downs Acquisition Subsidiary of substantially all the assets of Delta Downs pursuant to the Delta Downs Acquisition Agreement and the subsequent Investment by the Borrower in Delta Downs Acquisition Subsidiary of up to $35,000,000 for Capital Expenditures to refurbish the existing facilities of Delta Downs and to build-out and furnish the casino portion of Delta Downs.

     "Delta Downs Purchase Price" means the amount, up to a maximum of $125,000,000, payable to the sellers of Delta Downs pursuant to the Delta Downs Acquisition Agreement.

     b. The definition of the term "EBITDA" in Section 1.1 of the Credit Agreement is hereby amended by adding the following immediately prior to the end thereof:

     For the three Fiscal Quarters, commencing with the Fiscal Quarter ending December 31, 2001, EBITDA shall be calculated after giving pro forma effect to the acquisition of Delta Downs. For the Fiscal Quarter ending December 31, 2001, the Delta Downs Acquisition Subsidiary's earnings before depreciation, amortization, interest expense, pre-opening expenses, extraordinary items and taxes, all as determined in accordance with GAAP ("Delta Downs EBITDA"), for such Fiscal Quarter shall be multiplied by four and the resulting product added to EBITDA. For the Fiscal Quarter ending March 31, 2002, the Delta Downs EBITDA for the two Fiscal Quarters ending on such date shall be multiplied by two and the resulting product added to EBITDA. For the Fiscal Quarter ending June 30, 2002, the Delta Downs EBITDA for the three Fiscal Quarters ending on such date shall be multiplied by four, divided by three and the resulting figure added to EBITDA.

     c. The definition of the term "Restricted Indebtedness" in Section 1.1 of the Credit Agreement is hereby amended to read in its entirety as follows:

     "Restricted Indebtedness" means all Indebtedness incurred pursuant to a Permitted Senior Note Issuance in excess of (a) $125,000,000 minus (b) the amount of any increase in the Commitment hereunder accepted by the Borrower pursuant to Section 2.9 hereof from and after May 1, 2001, and all Indebtedness incurred pursuant to a Permitted Subordinated Debt Issuance in excess of $250,000,000, except in either case to the extent otherwise permitted pursuant to Section 7.2.2(vi).

     d. Section 2.9(a) of the Credit Agreement is hereby amended to read in its entirety as follows:

          SECTION 2.9. Increase in Revolving Loan Commitment Amount and/or Term Loan Commitment Amount.

          (a) Provided that no Default or Event of Default then exists, the Borrower may on any Business Day prior to the Revolving Loan Commitment Termination Date, request in writing that the then effective Term Loan Commitment Amount and/or Revolving Loan Commitment Amount be increased in accordance with the provisions of this Section. On October 24, 2000, the Borrower increased the then effective Term Loan Commitment Amount by $100,000,000 pursuant to this Section 2.9. After May 1, 2001, the Borrower may make only one request under this Section and in no event may the amount of such increase exceed $125,000,000; provided, however, that the amount of such permitted increase shall be reduced on a dollar for dollar basis (but in no event to an amount less than $50,000,000) for any Permitted Subordinated Debt Issuance or Permitted Senior Note Issuance completed after May 1, 2001 and prior to the date of such increase. Any requested increase shall be used by the Borrower to fund, or reimburse the Borrower for Borrowings used to fund, the Delta Downs Investment. Any request under this Section to increase the Commitment Amount(s) shall be submitted by the Borrower to the Agent, specify the proposed effective date (which date shall be not less than 5 days after the date of such request), the amount of such increase and the Commitment Amount(s) proposed to be increased (which shall be in integral multiples of $1,000,000) and the Borrower's uses for such increase. The Agent may, in the exercise of its sole discretion, approve or disapprove of the Borrower's request. If the Agent shall approve, no Lender shall have any obligation, express or implied, to offer to increase its Commitment. Only the consent of the Agent and those Lenders that have increased their Commitments (the "Increasing Lenders") shall be required for an increase in the Commitment Amounts pursuant to this Section.

     e. Section 7.1.11 of the Credit Agreement is hereby amended by replacing the word "and" in the fifth line thereof with a comma, by renumbering clause
(iv) as clause (v), and by inserting the following clause immediately prior to new clause (v): "(iv) to fund the Delta Downs Investment.".

     f. Section 7.2.1 of the Credit Agreement is hereby amended by inserting ", Delta Downs racetrack" after the word "riverboats" in the fifth line thereof.

     g. Section 7.2.2 of the Credit Agreement is hereby amended by deleting the word "and" at the end of clause (vi) thereof, inserting the word "and" at the end of clause (vii) thereof and adding the following clause (viii) immediately thereafter:

          "(viii) upon the acquisition by Delta Downs Acquisition Subsidiary of Delta Downs and until the specified maturity date for such Indebtedness, the deferred portion of the Delta Downs Purchase Price having terms and conditions satisfactory to the Agent."

     h. Section 7.2.3 of the Credit Agreement is hereby amended by deleting the word "and" at the end of clause (h) thereof, inserting the word "and" at the end of clause (i) thereof and adding the following clause (j) immediately thereafter:

          "(j) upon the acquisition by Delta Downs Acquisition Subsidiary of Delta Downs and until the maturity date for the note issued to the sellers of Delta Downs, a second-priority mortgage in favor of the sellers of Delta Downs securing the Indebtedness permitted under Section 7.2.2(viii), which shall be junior in priority to a mortgage in favor of the Agent on behalf of the Lenders securing the greater of (x) $60,000,000 or (y) all amounts theretofore or contemporaneously paid to the sellers of Delta Downs or deposited in the creditors' escrow fund account contemplated by the Delta Downs Acquisition Agreement, and which mortgage shall be otherwise in form and substance satisfactory to the Agent, on the real and personal property interests that were acquired by Delta Downs Acquisition Subsidiary pursuant to the Delta Downs Acquisition Agreement;"

     i. Clauses (b) and (c) of Section 7.2.4 of the Credit Agreement are hereby amended to read in their entirety as follows:

          (b) the Total Leverage Ratio at the end of any Fiscal Quarter, for the period of four consecutive Fiscal Quarters ending on such date, to be greater than the ratio set forth below opposite such period:

                Period                                         Ratio
                ------                                      -----------
     June 30, 1999 - September 30, 2000                     4.50 to 1.0
     December 31, 2000 - June 30, 2001                      4.75 to 1.0
     September 30, 2001                                     4.90 to 1.0
     December 31, 2001 and thereafter                       4.75 to 1.0

     provided, that until the Borrower shall have made the Delta Downs Investment, then the foregoing chart shall be replaced with the following chart:

                 Period                                        Ratio
                 ------                                     -----------
     June 30, 1999 - September 30, 2000                     4.50 to 1.0
     December 31, 2000 and thereafter                       4.75 to 1.0

          (c) the Senior Secured Leverage Ratio at the end of any Fiscal Quarter for any period of four consecutive Fiscal Quarters ending on or after June 30, 1999 to be greater than 2.75 to 1.00; provided, that if from and after the Effective Date the Borrower shall have increased the Commitment Amounts pursuant to Section 2.9 hereof by at least $125,000,000, then commencing with the period of four consecutive Fiscal Quarters ending on June 30, 2001 and continuing for each period of four consecutive Fiscal Quarters thereafter, the Senior Leverage Ratio at the end of any Fiscal Quarter shall not be greater than 3.00 to 1.00.

     j. Section 7.2.5 of the Credit Agreement is hereby amended by deleting "and" at the end of clause (vii) thereof, inserting the word "and" at the end of clause (viii) thereof and adding the following clause (ix) immediately thereafter:

          "(ix) payment of the Delta Downs Purchase Price and up to $35,000,000 of additional Investments in Delta Downs Acquisition Subsidiary in the form of Capital Expenditures permitted under Section 7.2.7(d) during the term of this Agreement."

     k. Section 7.2.7 of the Credit Agreement is hereby amended by deleting the word "and" at the end of clause (b) thereof, replacing the period at the end of clause (c) thereof with "; and" and by adding the following clause (d) immediately thereafter:

          "(d) payment of the Delta Downs Purchase Price and up to $35,000,000 of additional Capital Expenditures (including Expansion Capital Expenditures) in connection with the Delta Downs Investment."

     l. Section 7.2.8 of the Credit Agreement is hereby amended by adding the following clause immediately prior to the end thereof:

     "and (iii) the Delta Downs Acquisition Subsidiary may acquire substantially all of the assets of Delta Downs pursuant to the Delta Downs Acquisition Agreement."

     2. Effective Date. This Amendment shall be effective on the date on which:

     a. This Amendment shall have been executed by the Borrower, the Majority Lenders in the case of the amendments described in subsections a and b of
Section 1 hereof and the Majority Revolving Lenders in the case of all other amendments;

     b. The Agent shall have received executed acknowledgment and reaffirmations, substantially in the form set forth in Exhibit A hereto, duly executed by each of the Guarantors;

     c. The Agent shall have received a fee on behalf of each Lender (including the Agent) who has returned an executed consent to this Amendment in the form of Exhibit B to the Agent or its counsel, Mayer, Brown & Platt, by 12:00 noon, Los Angeles time, on May 21, 2001, which fee shall be in an amount equal to 0.125% of such Lender's aggregate Commitment under the Credit Agreement.

     3. Representations and Warranties. The Borrower hereby represents and warrants to the Agent and the Lenders as follows:

     a. The Borrower has the power and authority and the legal right to execute, deliver and perform this Amendment and has taken all necessary action to authorize the execution, delivery and performance of this Amendment. This Amendment has been duly executed and delivered by the Borrower. The Credit Agreement (as amended by this Amendment) and the other Loan Documents to which the Borrower is party constitute legal, valid, and binding obligations of the Borrower, enforceable against the Borrower in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws now or hereafter in effect relating to creditors' rights generally, and general principles of equity.

     b. At and as of the date of execution hereof and at and as of the effective date of this Amendment and after giving effect to this Amendment: (1) the representations and warranties of the Borrower contained in the Credit Agreement are true and correct in all respects, and (2) no Default or Event of Default has occurred and is continuing under the Credit Agreement.

     4. Reaffirmation of Credit Agreement. This Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Credit Agreement in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as amended hereby.

     5. Reaffirmation of Loan Documents. The Borrower hereby further affirms and agrees that (a) the execution and delivery by the Borrower of and the performance of its obligations under the Credit Agreement, as amended by this Amendment, shall not in any way amend, impair, invalidate or otherwise affect any of the obligations of the Borrower or the rights of the Agent or the Lenders under any of the Loan Documents or any other document or instrument made or given by the Borrower in connection therewith, and (b) the term "Obligations" as used in the Loan Documents includes, without limitation, the Obligations of the Borrower under the Credit Agreement as amended by this Amendment.

     6. Miscellaneous Provisions.

     a. Survival. The provisions of this Amendment shall survive to the extent provided in Section 10.5 of the Credit Agreement.

     b. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF NEVADA.

     c. Counterparts. This Amendment may be executed in any number of counterparts, all of which together shall constituted one agreement.

     d. No Other Amendment. Except as expressly amended herein, the Credit Agreement, the other Loan Documents and all documents, instruments and agreements relating thereto or executed in connection therewith shall remain in full force and effect as currently written.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.


                                                BOYD GAMING CORPORATION


                                                By:
                                                    ----------------------------
                                                Title:
                                                      --------------------------


                                                CANADIAN IMPERIAL BANK OF
                                                COMMERCE, as Agent


                                                By:
                                                    ----------------------------
                                                Title:
                                                      --------------------------

                                          EXHIBIT A to Second Amendment to First
                                          Amended and Restated Credit Agreement


                                  May 21, 2001


The parties listed on the
signature pages hereof
c/o Boyd Gaming Corporation
2950 South Industrial Road
Las Vegas, Nevada 89109

Attention: Chief Financial Officer

     Re: Boyd Gaming Corporation

Gentlemen:

     Please refer to (1) the First Amended and Restated Credit Agreement, dated as of June 30, 1999, as amended by that certain First Amendment to First Amended and Restated Credit Agreement dated as of July 26, 2000 (as so amended, the "Credit Agreement"), by and among Boyd Gaming Corporation, as the Borrower, the commercial lending institutions party thereto (collectively, the "Lenders"), Wells Fargo Bank, N.A., as Swingline Lender and Syndication Agent, Canadian Imperial Bank of Commerce ("CIBC"), as letter of credit issuer, Bank of America, N.A., as Documentation Agent, and CIBC, as Administrative Agent and collateral agent for the Lenders (herein, in such capacity, called the "Agent") (the Lenders and the Agent herein are collectively called the "Beneficiaries") and
(2) the Amended and Restated General Continuing Guaranty, dated as of June 30, 1999 (the "Guaranty") to which each of you is now a party in favor of the Agent for the Beneficiaries. Pursuant to an amendment dated of even date herewith, certain terms of the Credit Agreement were amended. We hereby request that you
(i) acknowledge and reaffirm all of your obligations and undertakings under the Guaranty and (ii) acknowledge and agree that the Guaranty is and shall remain in full force and effect in accordance with the terms thereof.

         Please indicate your agreement to the foregoing by signing in the space provided below, and returning the executed copy to the undersigned.

                                                CANADIAN IMPERIAL BANK OF
                                                COMMERCE, as Agent


                                                By:
                                                    ----------------------------
                                                Title: Managing Director
                                                       CIBC World Markets Corp.,
                                                       AS AGENT


Acknowledged and Agreed:                        MARE-BEAR, INC., a Nevada
                                                corporation


                                                By:
                                                    ----------------------------
                                                Title:
                                                      --------------------------


                                                SAM-WILL, INC., a Nevada
                                                corporation


                                                By:
                                                    ----------------------------
                                                Title:
                                                      --------------------------


                                                BOYD TUNICA, INC., a Mississippi
                                                corporation


                                                By:
                                                    ----------------------------
                                                Title:
                                                      --------------------------


                                                CALIFORNIA HOTEL AND CASINO,
                                                a Nevada corporation


                                                By:
                                                    ----------------------------
                                                Title:
                                                      --------------------------

                                                CALIFORNIA HOTEL FINANCE
                                                CORPORATION,
                                                a Nevada corporation


                                                By:
                                                    ----------------------------
                                                Title:
                                                      --------------------------


                                                BOYD ATLANTIC CITY, INC.,
                                                a New Jersey corporation


                                                By:
                                                    ----------------------------
                                                Title:
                                                      --------------------------


                                                ELDORADO, INC., a Nevada
                                                corporation


                                                By:
                                                    ----------------------------
                                                Title:
                                                      --------------------------


                                                PAR-A-DICE GAMING CORPORATION,
                                                an Illinois corporation


                                                By:
                                                    ----------------------------
                                                Title:
                                                      --------------------------


                                                BOYD MISSISSIPPI, INC., a Nevada
                                                corporation


                                                By:
                                                    ----------------------------
                                                Title:
                                                      --------------------------


                                                BOYD KENNER, INC., a Louisiana
                                                corporation


                                                By:
                                                    ----------------------------
                                                Title:
                                                      --------------------------

                                                BOYD LOUISIANA L.L.C.,
                                                a Louisiana limited liability
                                                company


                                                By:
                                                    ----------------------------
                                                Title:
                                                      --------------------------


                                                M.S.W., INC., a Nevada
                                                corporation


                                                By:
                                                    ----------------------------
                                                Title:
                                                      --------------------------


                                                TREASURE CHEST CASINO, L.L.C.,
                                                a Louisiana limited liability
                                                company

                                                By: Boyd Kenner, Inc.,
                                                    Managing Agent


                                                By:
                                                    ----------------------------
                                                Title:
                                                      --------------------------


                                                BLUE CHIP CASINO LLC, an Indiana
                                                limited liability company

                                                By: Boyd Indiana, Inc.,
                                                    an Indiana corporation,
                                                    its sole member


                                                By:
                                                    ----------------------------
                                                Title:
                                                      --------------------------


                                                BOYD INDIANA, INC.


                                                By:
                                                    ----------------------------
                                                Title:
                                                      --------------------------

                                          EXHIBIT B to Second Amendment to First
                                          Amended and Restated Credit Agreement


                                CONSENT OF LENDER

     Reference is hereby made to the First Amended and Restated Credit Agreement dated as of June 30, 1999 among Boyd Gaming Corporation (the "Borrower"), the Lenders party thereto and Canadian Imperial Bank of Commerce, as Administrative Agent.

     The undersigned Lender hereby consents to the execution and delivery of the Second Amendment to the First Amended and Restated Credit Agreement by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Lender.


Dated:  May __, 2001

                                               ---------------------------------
                                               [Name of Institution]


                                               By:
                                                   -----------------------------
                                               Name:
                                                     ---------------------------
                                               Title:
                                                     ---------------------------



                                      B-1